MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — WILLIAMS CAPITAL SHARES

SUPPLEMENT DATED AUGUST 1, 2018 TO THE PROSPECTUS DATED APRIL 1, 2018, AS SUPPLEMENTED

For the U.S. Government Select Portfolio only, the Prospectus is supplemented as follows:

Effective August 1, 2018, the U.S. Government Select Portfolio has extended its cut-off time for receiving purchase and redemption orders to 4:00 p.m. Central time on each Business Day. In addition, for the shares of the U.S. Government Select Portfolio, the net asset value (NAV) will be calculated at 4:00 p.m. Central time on each Business Day. The following will also apply to purchases and redemptions of the shares of the U.S. Government Select Portfolio:

1.	With respect to the U.S. Government Select Portfolio only, the first paragraph under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Calculating Share Price” beginning on page 17 is deleted and replaced with the following:

CALCULATING SHARE PRICE. The Trust issues and redeems Williams Capital Shares at NAV. The NAV for Williams Capital Shares of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to Williams Capital Shares by the number of the Portfolio’s outstanding Williams Capital Shares. For Williams Capital Shares of the U.S. Government Select Portfolio, the NAV is calculated on each Business Day as of 4:00 p.m. Central time. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 20.

2.	With respect to the U.S. Government Select Portfolio only, the disclosure information under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Timing of Purchase Requests” beginning on page 17 is deleted and replaced with the following:

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 4:00 p.m. Central time with respect to the U.S. Government Select Portfolio will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the U.S. Government Select Portfolio, provided that one of the following occurs:

•

The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time) with respect to the U.S. Government Select Portfolio;

•

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement or other agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s or its agent’s agreement with the intermediary;

•	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate; or
•

The purchase requests are placed through TNTC’s electronic fund trading platform and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time).

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the U.S. Government Select Portfolio, provided that payment is made as noted above.

3.	With respect to the U.S. Government Select Portfolio only, the disclosure information under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Miscellaneous Purchase Information” beginning on page 18 is deleted and replaced with the following:

MISCELLANEOUS PURCHASE INFORMATION.

•	WCG clients are responsible for transmitting purchase orders and delivering required funds on a timely basis.
•

WCG clients are responsible for all losses and expenses of the U.S. Government Select Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

•	Exchanges into the U.S. Government Select Portfolio from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.
•

Williams Capital Shares of the U.S. Government Select Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” beginning on page 17.

•

The Trust, its agents and NFD each reserves the right, in the Trust’s sole discretion, to reject or restrict any purchase order or exchange order, in whole or in part, for any reason. The Trust also reserves the right to change or discontinue any of its purchase procedures.

•

The Trust, its agents and NFD each reserves the right to suspend the offering of shares of the U.S. Government Select Portfolio when, in the judgement of management, such suspension is in the best interests of the Portfolio.

•	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 20.
•

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

4.	With respect to the U.S. Government Select Portfolio only, the disclosure information under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Timing of Redemption and Exchange Requests” beginning on page 18 is deleted and replaced with the following:

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 4:00 p.m. Central time with respect to the U.S. Government Select Portfolio will be executed on the same day at that day’s closing share price for the U.S. Government Select Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day’s closing share price for the U.S. Government Select Portfolio.

5.	With respect to the U.S. Government Select Portfolio only, the disclosure information under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Advance Notification of Large Transactions” beginning on page 20 is deleted and replaced with the following:

ADVANCE NOTIFICATION OF LARGE TRANSACTIONS. The Trust requests that WCG clients give advance notice to the Transfer Agent as early in the day as possible if it intends to place a large purchase order or large redemption order on a Business Day.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT WC (8/18)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS